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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: September 8, 1998
                Date of Earliest Event Reported: August 24, 1998


                     TELE-COMMUNICATIONS INTERNATIONAL, INC.
           ----------------------------------------------------------
           (Exact name of Registrants as specified in their charters)


                                State of Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


              0-26264                                  84-1289408
      ------------------------          ---------------------------------------
      (Commission File Number)          (I.R.S. Employer Identification Number)


          5619 DTC Parkway
         Englewood, Colorado                              80111
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(Address of principal executive offices)                (Zip Code)


       Registrants' telephone number, including area code: (303) 267-5500



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Item 5.  Other Events.


On August 24, 1998, Tele-Communications International, Inc. ("TINTA" or the "Company") announced that its Board of Directors approved a merger agreement pursuant to which the Company would become a wholly-owned subsidiary of Tele-Communications, Inc. ("TCI"), through the acquisition by Liberty Media Group, the programming unit of TCI, of all of the shares of common stock of the Company not owned by TCI Ventures Group, the technology investment unit of TCI. Under the agreement, each outstanding share of TINTA common stock not already owned by TCI Ventures Group will be converted into .58 of a share of Tele-Communications, Inc. Series A Liberty Media Group Common Stock, subject to possible adjustment. The merger agreement provides that if the .58 exchange ratio would yield a value to TINTA stockholders (other than TCI Ventures Group) of less than $22.00 per TINTA share, then TCI would be required to either increase the exchange ratio to an amount that would yield a value of $22.00 per share or terminate the merger agreement. Consummation of the merger, which is expected to occur in November 1998, is subject to customary closing conditions. The merger agreement is included herein as Exhibit 2.1 and a copy of the press release of the Company with respect to the merger is included as Exhibit 99.1. Such documents are incorporated by reference into this Item 5, and the foregoing description of such documents is qualified in its entirety by reference to such Exhibits.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         2.1 Agreement and Plan of Merger dated August 24, 1998 among Tele-Communications, Inc., Liberty Group Acquisition Co., and Tele-Communications International, Inc.

         99.1     Company press release dated August 24, 1998.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    September 8, 1998



                                 TELE-COMMUNICATIONS INTERNATIONAL, INC.
                                 (Registrant)



                                 By: /s/ Graham Hollis
                                     -----------------------------------------
                                     Graham Hollis
                                        Executive Vice President and
                                          Chief Financial Officer
                                               (Principal Financial Officer)




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                                 EXHIBIT INDEX


     Exhibit No.                  Description
     -----------                  -----------

         2.1 Agreement and Plan of Merger dated August 24, 1998 among Tele-Communications, Inc., Liberty Group Acquisition Co., and Tele-Communications International, Inc.

         99.1     Company press release dated August 24, 1998.